Exhibit 10(b)
POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779, 333-141767, 333-141771, 333-141775, 333-148917; 333-155333;
333-170383; 811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786,
333-141768, 333-141772, 333-141776; 333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769;
811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778; 333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

Variable Annuities Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754,
333-141763, 333-141766, 333-171097; 333-176216; 333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785
Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760,
333-141762, 333-145531, 333-149449; 333-171096; 333-175691; 333-176213; 333-181616; 333-186895; 333-193276; 333-193277; 333-193278; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title
/s/ Dennis R. Glass Dennis R. Glass	President and Director
/s/ Charles C. Cornelio Charles C. Cornelio	Executive Vice President; Chief Administrative Officer and Director
/s/ Ellen Cooper Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
/s/ Randal J. Freitag Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
/s/ George W. Henderson, III George W. Henderson, III	Director
/s/ Mark E. Konen Mark E. Konen	Executive Vice President and Director
/s/ M. Leanne Lachman M. Leanne Lachman	Director
/s/ Louis G. Marcoccia Louis G. Marcoccia	Director
/s/ Patrick S. Pittard Patrick S. Pittard	Director

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
____________________________________
Delson R. Campbell

/s/ Scott C. Durocher
____________________________________
Scott C. Durocher

/s/ Kimberly A. Genovese
____________________________________
Kimberly A. Genovese

/s/ Daniel P. Herr
____________________________________
Daniel P. Herr

/s/ Donald E. Keller
____________________________________
Donald E. Keller

/s/ Brian A. Kroll
____________________________________
Brian A. Kroll

/s/ John L. Reizian
____________________________________
John L. Reizian

/s/ Lawrence A. Samplatsky
____________________________________
Lawrence A. Samplatsky

/s/ Stephen R. Turer
____________________________________
Stephen R. Turer

/s/ John D. Weber
____________________________________
John D. Weber

Version: May  2014